EXHIBIT 1.01

Inseego Corp.

Conflict Minerals Report

For the Year Ended December 31, 2022

This Conflicts Mineral Report (“the Report”) has been prepared pursuant to Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Conflict Minerals Rule” or “CMR”). The CMR was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd- Frank Act”). The CMR imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. “Conflict Minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite and their derivatives, tin, tantalum, tungsten, and gold (“3TG”) without regard to the location of origin of the minerals or derivative metals.

Pursuant to the CMR, registrants must first determine if they manufacture (or contract to manufacture) products that contain conflict minerals that are “necessary to the functionality or production” of the product. If this evaluation results in such a finding, then the company must perform a good faith “reasonable country of origin inquiry” (“RCOI”) for each such product to determine if the conflict minerals come from a Covered Country (as defined in Section 1502 of the Dodd-Frank Act). Answers of “Yes” or “Undeterminable” to the RCOI process require the company to file a conflict minerals report as an exhibit to their Form SD.

Our diligence efforts conducted to date do not allow us to definitively conclude that our supply chain is “conflict-free” because we have been unable to determine the origin of all of the 3TG used in our products, notwithstanding a good faith reasonable country of origin inquiry.

1.	Company Overview

This report has been prepared by management of Inseego Corp. (herein referred to as “Inseego” the “Company,” “we,” “us,” or “our”). The information includes the activities of Inseego and its wholly owned subsidiaries.

Inseego Corp. is a leader in the design and development of fixed and mobile wireless solutions (advanced 4G and 5G NR), Industrial IoT (“IIoT”) and cloud solutions for large enterprise verticals, service providers and small and medium-sized businesses around the globe. Our customers include wireless service providers, Fortune 500 enterprises, consumers, governments and first responders. Our product portfolio consists of fixed and mobile device-to-cloud solutions that provide compelling, intelligent, reliable, and secure end-to-end IoT services with deep business intelligence. Inseego’s products and solutions, designed and developed in the U.S., power mission critical applications with a “zero unscheduled downtime” mandate, such as our 5G fixed wireless access (“FWA”) gateway solutions, 4G and 5G mobile broadband, IIoT applications such as SD WAN failover management, asset tracking and fleet management services. Our solutions are powered by our key wireless innovations in mobile and FWA technologies, including a suite of products employing the 5G NR standards, and purpose-built SaaS cloud platforms.

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2.	Products Overview

We provide intelligent wireless 3G, 4G and 5G hardware products for the worldwide mobile communications and in IIoT markets. Our broad range of products principally includes intelligent 4G and 5G fixed wireless routers and gateways, and mobile hotspots, and wireless gateways and routers for IIoT applications, Gb speed 4G LTE hotspots and USB modems and integrated telematics and mobile tracking hardware devices, which are supported by applications software and cloud services designed to enable customers to easily analyze data insights and configure/manage their hardware remotely. Our products currently operate on most major global cellular wireless networks. Our mobile hotspots sold under the MiFi brand have been sold to millions of end users, and provide subscribers with secure and convenient high-speed access to corporate, public, and personal information through the Internet and enterprise networks. Our wireless standalone and USB modems and gateways allow us to address the rapidly growing and underpenetrated IoT market segments. Our telematics and mobile asset tracking hardware devices collect and control critical vehicle data and driver behaviors, and can reliably deliver that information to the cloud, all managed by our services enablement platforms.

Our products, which are referred to in this Report as “Covered Products”, include 4G and 5G fixed wireless routers and mobile hotspots, and wireless gateways and routers for IIoT applications, USB modems and mobile tracking hardware devices.

3.	Reasonable Country of Origin Inquiry (RCOI) and RCOI conclusion

We conducted an analysis of our products and found that the above SEC defined “Conflict Minerals”, which are tin, tantalum, tungsten, and gold (“3TG”), can be found in Inseego’s Covered Products. Therefore, these products are subject to the reporting obligations of Rule 13p-1.

Despite having conducted a good faith reasonable country of origin inquiry, we could not confirm the origin of some of the 3TG used in our products.

We conducted a RCOI with the suppliers for those Covered Products that we determined contained 3TG minerals. We contacted the applicable suppliers and requested that such suppliers provide 3TG minerals data in the Conflict Minerals Reporting Template (“CMRT”), a standardized reporting template developed by the Responsible Minerals Initiative (“RMI”). The CMRT facilitates disclosure and communication of information regarding smelters that provide material to a company's supply chain. It includes questions regarding a company's conformant smelter policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. We received responses from 15 of our suppliers.

Due to the breadth and complexity of Inseego’s products and respective supply chain, it will take time for many of our suppliers to verify the origin of all the minerals. We strive to further develop transparency into our supply chain by using our supply chain due diligence processes, driving accountability within the supply chain by leveraging the industry standard Responsible Minerals Assurance Process (“RMAP”), and continuing our outreach efforts.

4.	Conflict Minerals Status Analysis and Conflict Status conclusion

We have not been able to definitively conclude that our supply chain is “conflict-free” because we have been unable to determine the origin of all of the 3TG used in our products notwithstanding a good faith reasonable country of origin inquiry, as discussed in the previous section.

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5.	Conflict Minerals Policy

We have adopted the following Conflict Minerals policy:

Inseego wants to make sure that our supply chain does not contribute to human rights violations in any country, and we expect our suppliers, wherever they operate, to meet standards for socially and environmentally responsible operations.

The Democratic Republic of the Congo (“DRC”) and the Covered Countries are the source of many of the minerals necessary to produce consumer electronics, such as tin, tantalum, tungsten, and gold (3TG). These valuable raw materials have contributed to the tragic ongoing conflict in the DRC and Covered Countries.

It is the Company’s goal to use DRC Conflict Free minerals (as defined in the Rule) in our products, but at the same time support the DRC and the Covered Countries through responsible sourcing. We want to ensure that our suppliers are taking the necessary measures to verify that their supply chain at every level is free of Conflict Minerals by driving accountability, 3TG traceability and responsible sourcing.

The policy is posted on our website at: https://www.inseego.com/corporate-citizenship/.

6.	Due Diligence Process

6.1.	Design of Due Diligence

Our due diligence measures have been designed to conform, in all material respects, with the framework in the 3rd edition of The Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (the “OECD Guidance”).

6.2.	Management Systems

As described above, Inseego has adopted a company policy which is available on our website at: https://www.inseego.com/corporate-citizenship/.

Inseego is committed to having a supply chain free of Conflict Minerals, and this commitment has been communicated to our suppliers through the reasonable country of origin inquiry (RCOI) process. We have included a Conflict Minerals review as part of our new supplier selection process.

We encourage our supply chain to use 3TG from SORs that have been audited and verified as conflict free by the RMAP as they become available.

6.3.	Internal Team

Inseego has a team lead by our Vice President, Engineering that is supporting the Conflict Minerals compliance procedure. This team works with other Company departments to coordinate due diligence and to generate and maintain the information needed to achieve the Company’s compliance with the Dodd-Frank Section 1502.

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6.4.	Supplier Engagement

With respect to the OECD requirement to strengthen engagement with suppliers, we have contacted all relevant suppliers and asked them to complete the Conflict Minerals Reporting Template (the “Template”) developed by the Responsible Business Alliance (“RBA”) and the Global e-sustainability initiative (“GeSI”) maintained by RMI.

6.5.	Maintain records

Inseego will be retaining relevant documentation for a minimum of 5 years, in accordance with the OECD due diligence recommendations.

6.6.	Steps to be taken to mitigate risk and maturing due diligence program

As we move forward in further refining our due diligence program, we intend to take the following steps to continue to mitigate any possible risk that the necessary Conflict Minerals in our products could benefit armed groups in the DRC and Covered Countries:

•	Continue to enhance supplier communication, training, and escalation process to improve due diligence data accuracy and completion.
•	Continue to influence our supply chain to encourage the SORs they use to engage in the RMAP.
•	Include a review of our Conflict Minerals program and policy when engaging with new suppliers.

7.	Identify and Assess Risk in the Supply Chain

Because of our size, the breadth and complexity of our products, and the constant evolution of our supply chain, it is difficult to identify those sources upstream from our direct suppliers. However, we identified 116 suppliers for our products manufactured during the reporting year 2022 and leveraged the Template and RMI Smelter Database to identify and assess the potential conflict mineral risks in Inseego’s supply chain.

8.	Design and Implement a Strategy to Respond to Risks

Inseego will encourage our suppliers who are sourcing from non-Conflict Free SORs in their efforts to move towards using Conflict Free SORs within a reasonable time frame. The time frame will be dependent on the criticality of the specific part and the availability of alternative suppliers.

9.	Carry out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

Inseego does not have a direct relationship with 3TG SORs, nor do we perform direct audits of these entities that provide our supply chain the 3TG. However, we do rely upon the industry-wide initiatives to influence SORs to get audited and certified through the RMAP.

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10.	Report on Supply Chain Due Diligence and Results

10.1.	Due Diligence Process

We conducted a survey of our active suppliers described above using the Template developed jointly by the companies of the RBA and GeSI. The Template was developed to facilitate disclosure and communication of information regarding SORs that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the SORs the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool is available on RMI’s website. The Template is being widely adopted by many companies in their due diligence processes related to conflict minerals.

10.2.	Survey Responses

Of the 116 suppliers identified for our products manufactured during the reporting year 2022 that were within the scope of RCOI, we received 15 responses to our request for information on the Template. We have relied on these suppliers’ responses to provide us with information about the source of conflict minerals contained in our products. Our suppliers are similarly reliant upon information provided by their suppliers. We reviewed these responses against criteria we developed to determine which responses required further inquiry. These criteria included incomplete responses, inconsistencies within responses, incomplete or missing supporting documentation of mineral origin, and responses that failed to identify SORs.

10.3.	Efforts to Determine Country of Origin of Mine or 3TG

Tracing materials back to their mine of origin is a complex aspect of responsible sourcing in our supply chain. By adopting the RMI methodology and requesting that our suppliers align with the OECD Guidelines using the Template, we have determined that the SORs we gathered from our supply chain shall represent the most reasonable known mine of origin information available. Through this industry joint effort, we made reasonable determination of the mines or locations of origin of the 3TG in our supply chain. Inseego also requested that all our suppliers support the initiative by following the sourcing initiative and working to align their declared sources with the “Known” and “Conflict Free” lists of sourced metals.

10.4.	Smelters or Refiners Identified

We adopted RMI’s industry approach and traced back the origin of 3TG by identifying SORs’ supply sources. The RMAP manages the audits of SORs to ensure that all certified SORs only use ore that is conflict free from the DRC and Covered Countries.

As the result of our due diligence efforts, we have gathered 311 names of potential, upstream SORs from our immediate suppliers. Using RMI’s Conformant and Active Smelter & Refiner databases, we determined that out of the 311 SORs, there are 225 smelters and refiners that have successfully completed or are actively completing an assessment against the applicable RMAP standard or an equivalent cross-recognized assessment. Of the SORs identified 86 were not identified as conformant or active. Some of our suppliers reported smelter information at the company level rather than limiting their response to smelters affiliated with products sold to Inseego. As a result, some SORs reported may not be affiliated with our products.

SORs identified by Inseego’s supply chain are listed in Addendum A.

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FORWARD LOOKING STATEMENTS

Certain statements relating to compliance processes and due diligence practices are forward-looking in nature and are based on Inseego management's current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors that may be outside of Inseego’s control and that could cause actual events to differ materially from those expressed or implied by the statements made herein.

ADDENDUM A – SMELTER & REFINER DATABASE

Metal	Smelter or Refinery Facility Name	Country	Conformance
Gold	8853 S.p.A.	ITALY	Non-conformant
Gold	Advanced Chemical Company	UNITED STATES	Conformant
Gold	Agosi AG	GERMANY	Conformant
Gold	AGR (Perth Mint Australia)	AUSTRALIA	Conformant
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	AKITA Seiren	JAPAN	Non-conformant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Non-conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN	Non-conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Asahi Pretec Corp.	JAPAN	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	AU Traders and Refiners	SOUTH AFRICA	Non-conformant
Gold	Aurubis AG	GERMANY	Conformant
Gold	Bangalore Refinery	INDIA	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden AB	SWEDEN	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Active
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	Cendres + Metaux S.A.	SWITZERLAND	Non-conformant
Gold	Chimet S.p.A.	ITALY	Conformant

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Gold	China Henan Zhongyuan Gold Smelter	CHINA	Non-conformant
Gold	China's Shandong Gold Mining Co., Ltd	CHINA	Non-conformant
Gold	Chugai Mining	JAPAN	Conformant
Gold	Do Sung Corporation	KOREA	Conformant
Gold	DODUCO GmbH	GERMANY	Non-conformant
Gold	Dowa Kogyo k.k.	JAPAN	Conformant
Gold	DSC (Do Sung Corporation)	KOREA	Conformant
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FED.	Non-conformant
Gold	Fujian Zijin mining stock company gold smelter	CHINA	Conformant
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Active
Gold	Geib Refining Corporation	UNITED STATES	Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
Gold	HeeSung Metal Ltd.	KOREA	Non-conformant
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA	Non-conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant
Gold	Italpreziosi	ITALY	Conformant
Gold	Japan Mint	JAPAN	Conformant
Gold	Jiangxi Copper Co., Ltd. ("JCC")	CHINA	Conformant
Gold	Johnson Matthey Inc.	UNITED STATES	Non-conformant
Gold	Johnson Matthey Limited	CANADA	Non-conformant
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Non-conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	Kazzinc	KAZAKHSTAN	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	Kojima Kagaku Yakuhin Co., Ltd	JAPAN	Non-conformant

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Gold	Korea Zinc Co., Ltd.	KOREA	Conformant
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Non-conformant
Gold	L'Orfebre S.A.	ANDORRA	Conformant
Gold	LS-NIKKO Copper Inc.	KOREA	Conformant
Gold	LT Metal Ltd.	KOREA	Conformant
Gold	Marsam Metals	BRAZIL	Non-conformant
Gold	Materion	UNITED STATES	Conformant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	MEM(Sumitomo Group)	JAPAN	Non-conformant
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Metallurgie Hoboken Overpelt	BELGIUM	Non-conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	Metalor USA Refining Corporation	UNITED STATES	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Conformant
Gold	NH Recytech Company	KOREA	Conformant
Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	Niihama Toyo Smelter & Refinery	JAPAN	Non-conformant
Gold	Norddeutsche Affinererie AG	GERMANY	Non-conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	OJSC Krastsvetmet	RUSSIAN FED.	Non-conformant
Gold	OJSC Novosibirsk Refinery	RUSSIAN FED.	Non-conformant
Gold	PAMP S.A.	SWITZERLAND	Conformant
Gold	Pan Pacific Copper Co Ltd.	JAPAN	Non-conformant
Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FED.	Non-conformant
Gold	Produits Artistiques de Métaux	SWITZERLAND	Non-conformant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant

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Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Remondis Argentia B.V.	NETHERLANDS	Conformant
Gold	Royal Canadian Mint	CANADA	Conformant
Gold	SAAMP	FRANCE	Conformant
Gold	Safimet S.p.A	ITALY	Non-conformant
Gold	SAFINA A.S.	CZECHIA	Conformant
Gold	Samduck Precious Metals	KOREA	Non-conformant
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Non-conformant
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	CHINA	Conformant
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Conformant
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	Shonan Plant Tanaka Kikinzoku	JAPAN	Non-conformant
Gold	Shyolkovsky	RUSSIAN FED.	Non-conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	Singway Technology Co., Ltd.	TAIWAN	Non-conformant
Gold	Solar Applied Materials Technology Corp.	TAIWAN	Conformant
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	SungEel HiMetal Co., Ltd.	KOREA	Conformant
Gold	T.C.A S.p.A	ITALY	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Conformant
Gold	Torecom	KOREA	Conformant
Gold	Umicore Precious Metals Thailand	THAILAND	Non-conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	United Precious Metal Refining, Inc.	UNITED STATES	Conformant
Gold	Valcambi S.A.	SWITZERLAND	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
Gold	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	Yamamoto Precision Metals	JAPAN	Conformant

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Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Tantalum	AMG Brasil	BRAZIL	Conformant
Tantalum	Asaka Riken Co., Ltd.	JAPAN	Non-conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES	Conformant
Tantalum	Exotech Inc.	UNITED STATES	Non-conformant
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	Conformant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Non-conformant
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Non-conformant
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Non-conformant
Tantalum	H.C. Starck Inc.	UNITED STATES	Non-conformant
Tantalum	H.C. Starck Ltd.	JAPAN	Non-conformant
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Non-conformant
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Non-conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	KEMET de Mexico	MEXICO	Conformant
Tantalum	LSM Brasil S.A.	BRAZIL	Non-conformant
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Tantalum	Molycorp Silmet A.S.	ESTONIA	Non-conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	NPM Silmet AS	ESTONIA	Conformant
Tantalum	Power Resources Ltd.	MACEDONIA	Non-conformant
Tantalum	QuantumClean	UNITED STATES	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant

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Tantalum	RFH	CHINA	Conformant
Tantalum	Solikamsk	RUSSIAN FED.	Non-conformant
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	TANIOBIS Co., Ltd.	THAILAND	Conformant
Tantalum	TANIOBIS GmbH	GERMANY	Conformant
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Conformant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	Telex Metals	UNITED STATES	Conformant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tin	Alent plc	UNITED STATES	Non-conformant
Tin	Alpha	UNITED STATES	Conformant
Tin	Alpha Metals Korea Ltd.	UNITED STATES	Non-conformant
Tin	Brand IMLI	INDONESIA	Non-conformant
Tin	Brand RBT	INDONESIA	Non-conformant
Tin	Chengfeng Metals Co Pte Ltd	CHINA	Non-conformant
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
Tin	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	China Yunnan Tin Co Ltd.	CHINA	Conformant
Tin	CRM Synergies	SPAIN	Conformant
Tin	CV Tiga Sekawan	INDONESIA	Non-conformant
Tin	CV Venus Inti Perkasa	INDONESIA	Conformant
Tin	Dowa Metaltech Co., Ltd.	JAPAN	Conformant
Tin	Empresa Metalúrgica Vinto	BOLIVIA	Conformant
Tin	Estanho de Rondonia S.A.	BRAZIL	Conformant
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Fenix Metals	POLAND	Conformant
Tin	Funsur Smelter	PERU	Non-conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Non-conformant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
Tin	Hulterworth Smelter	MALAYSIA	Non-conformant

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Tin	Ikuno Tin Smelter	JAPAN	Non-conformant
Tin	Indonesian State Tin Corporation Mentok Smelter	INDONESIA	Non-conformant
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
Tin	Nanshan Tin Co. Ltd.	CHINA	Conformant
Tin	Kai Union Industry and Trade Co., Ltd. (China)	CHINA	Non-conformant
Tin	Kundur Smelter	INDONESIA	Non-conformant
Tin	Kundur Smelter	INDONESIA	Non-conformant
Tin	Luna Smelter, Ltd.	RWANDA	Conformant
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Conformant
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
Tin	Melt Metais e Ligas S.A.	BRAZIL	Non-conformant
Tin	Mentok Smelter	INDONESIA	Non-conformant
Tin	Metallic Resources, Inc.	UNITED STATES	Conformant
Tin	Metallo Belgium N.V.	BELGIUM	Non-conformant
Tin	Metallo Spain S.L.U.	SPAIN	Non-conformant
Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	Minsur	PERU	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	Operaciones Metalurgicas S.A.	BOLIVIA	Conformant
Tin	PT Aries Kencana Sejahtera	INDONESIA	Conformant
Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	PT Babel Inti Perkasa	INDONESIA	Conformant
Tin	PT Babel Surya Alam Lestari	INDONESIA	Conformant
Tin	PT Bangka Serumpun	INDONESIA	Conformant
Tin	PT Bukit Timah	INDONESIA	Conformant
Tin	PT Cipta Persada Mulia	INDONESIA	Conformant
Tin	PT Menara Cipta Mulia	INDONESIA	Conformant
Tin	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	PT Mitra Sukses Globalindo	INDONESIA	Conformant
Tin	PT Prima Timah Utama	INDONESIA	Conformant
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	Conformant
Tin	PT Rajawali Rimba Perkasa	INDONESIA	Conformant

12

Tin	PT Refined Bangka Tin	INDONESIA	Conformant
Tin	PT Sariwiguna Binasentosa	INDONESIA	Conformant
Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
Tin	PT Sukses Inti Makmur	INDONESIA	Conformant
Tin	PT Timah Tbk Kundur	INDONESIA	Conformant
Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
Tin	PT Tinindo Inter Nusa	INDONESIA	Non-conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Rui Da Hung	TAIWAN	Conformant
Tin	Soft Metais Ltda.	BRAZIL	Non-conformant
Tin	Super Ligas	BRAZIL	Active
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Conformant
Tin	Thai Solder Industry Corp., Ltd.	THAILAND	Non-conformant
Tin	Thailand Smelting & Refining Co Ltd	THAILAND	Non-conformant
Tin	Thaisarco	THAILAND	Conformant
Tin	The Gejiu cloud new colored electrolytic	CHINA	Non-conformant
Tin	Tin Technology & Refining	UNITED STATES	Conformant
Tin	Toboca/ Paranapenema	BRAZIL	Non-conformant
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	Yunnan Adventure Co., Ltd.	CHINA	Non-conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA	Non-conformant
Tin	Yunnan Tin Company Limited	CHINA	Conformant
Tin	Yunnan Xi YE	CHINA	Non-conformant
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	Conformant
Tungsten	ACL Metais Eireli	BRAZIL	Non-conformant
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Non-conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	ATI Metalworking Products	UNITED STATES	Non-conformant
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA	Non-conformant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Non-conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Cronimet Brasil Ltda	BRAZIL	Conformant
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant

13

Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	Han River Pelican State Alloy Co., Ltd.	CHINA	Non-conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Non-conformant
Tungsten	Hydrometallurg, JSC	RUSSIAN FED.	Non-conformant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FED.	Non-conformant
Tungsten	Kennametal Fallon	UNITED STATES	Conformant
Tungsten	Kennametal Huntsville	UNITED STATES	Conformant
Tungsten	KGETS CO., LTD.	KOREA	Conformant
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Masan High-Tech Materials	VIET NAM	Conformant
Tungsten	Moliren Ltd.	RUSSIAN FED.	Non-conformant
Tungsten	Niagara Refining LLC	UNITED STATES	Conformant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Non-conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	Unecha Refractory metals plant	RUSSIAN FED.	Non-conformant
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conformant

14

Gold	8853 S.p.A.	ITALY	Non-conformant
Gold	Advanced Chemical Company	UNITED STATES	Conformant
Gold	Agosi AG	GERMANY	Conformant
Gold	AGR (Perth Mint Australia)	AUSTRALIA	Conformant
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	AKITA Seiren	JAPAN	Non-conformant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Non-conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN	Non-conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Asahi Pretec Corp.	JAPAN	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	AU Traders and Refiners	SOUTH AFRICA	Non-conformant
Gold	Aurubis AG	GERMANY	Conformant
Gold	Bangalore Refinery	INDIA	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden AB	SWEDEN	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Active
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	Cendres + Metaux S.A.	SWITZERLAND	Non-conformant
Gold	Chimet S.p.A.	ITALY	Conformant
Gold	China Henan Zhongyuan Gold Smelter	CHINA	Non-conformant
Gold	China's Shandong Gold Mining Co., Ltd	CHINA	Non-conformant
Gold	Chugai Mining	JAPAN	Conformant
Gold	Do Sung Corporation	KOREA	Conformant
Gold	DODUCO GmbH	GERMANY	Non-conformant
Gold	Dowa Kogyo k.k.	JAPAN	Conformant
Gold	DSC (Do Sung Corporation)	KOREA	Conformant
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant

15

Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FED.	Non-conformant
Gold	Fujian Zijin mining stock company gold smelter	CHINA	Conformant
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Active
Gold	Geib Refining Corporation	UNITED STATES	Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
Gold	HeeSung Metal Ltd.	KOREA	Non-conformant
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA	Non-conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant
Gold	Italpreziosi	ITALY	Conformant
Gold	Japan Mint	JAPAN	Conformant
Gold	Jiangxi Copper Co., Ltd. ("JCC")	CHINA	Conformant
Gold	Johnson Matthey Inc.	UNITED STATES	Non-conformant
Gold	Johnson Matthey Limited	CANADA	Non-conformant
Gold	JSC Uralelectromed	RUSSIAN FED.	Non-conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	Kazzinc	KAZAKHSTAN	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	Kojima Kagaku Yakuhin Co., Ltd	JAPAN	Non-conformant
Gold	Korea Zinc Co., Ltd.	KOREA	Conformant
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Non-conformant
Gold	L'Orfebre S.A.	ANDORRA	Conformant
Gold	LS-NIKKO Copper Inc.	KOREA	Conformant
Gold	LT Metal Ltd.	KOREA	Conformant
Gold	Marsam Metals	BRAZIL	Non-conformant
Gold	Materion	UNITED STATES	Conformant

16

Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	MEM(Sumitomo Group)	JAPAN	Non-conformant
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Metallurgie Hoboken Overpelt	BELGIUM	Non-conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	Metalor USA Refining Corporation	UNITED STATES	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Conformant
Gold	NH Recytech Company	KOREA	Conformant
Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	Niihama Toyo Smelter & Refinery	JAPAN	Non-conformant
Gold	Norddeutsche Affinererie AG	GERMANY	Non-conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	OJSC Krastsvetmet	RUSSIAN FED.	Non-conformant
Gold	OJSC Novosibirsk Refinery	RUSSIAN FED.	Non-conformant
Gold	PAMP S.A.	SWITZERLAND	Conformant
Gold	Pan Pacific Copper Co Ltd.	JAPAN	Non-conformant
Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FED.	Non-conformant
Gold	Produits Artistiques de Métaux	SWITZERLAND	Non-conformant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Remondis Argentia B.V.	NETHERLANDS	Conformant
Gold	Royal Canadian Mint	CANADA	Conformant

17

Gold	SAAMP	FRANCE	Conformant
Gold	Safimet S.p.A	ITALY	Non-conformant
Gold	SAFINA A.S.	CZECHIA	Conformant
Gold	Samduck Precious Metals	KOREA	Non-conformant
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Non-conformant
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	Shandong Gold Mine(Laizhou) Smelter Co., Ltd.	CHINA	Conformant
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Conformant
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	Shonan Plant Tanaka Kikinzoku	JAPAN	Non-conformant
Gold	Shyolkovsky	RUSSIAN FED.	Non-conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	Singway Technology Co., Ltd.	TAIWAN	Non-conformant
Gold	Solar Applied Materials Technology Corp.	TAIWAN	Conformant
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	SungEel HiMetal Co., Ltd.	KOREA	Conformant
Gold	T.C.A S.p.A	ITALY	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Conformant
Gold	Torecom	KOREA	Conformant
Gold	Umicore Precious Metals Thailand	THAILAND	Non-conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	United Precious Metal Refining, Inc.	UNITED STATES	Conformant
Gold	Valcambi S.A.	SWITZERLAND	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
Gold	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	Yamamoto Precision Metals	JAPAN	Conformant
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Tantalum	AMG Brasil	BRAZIL	Conformant
Tantalum	Asaka Riken Co., Ltd.	JAPAN	Non-conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES	Conformant
Tantalum	Exotech Inc.	UNITED STATES	Non-conformant

18

Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	Conformant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Non-conformant
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Non-conformant
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Non-conformant
Tantalum	H.C. Starck Inc.	UNITED STATES	Non-conformant
Tantalum	H.C. Starck Ltd.	JAPAN	Non-conformant
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Non-conformant
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Non-conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	Conformant
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	KEMET de Mexico	MEXICO	Conformant
Tantalum	LSM Brasil S.A.	BRAZIL	Non-conformant
Tantalum	Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Tantalum	Molycorp Silmet A.S.	ESTONIA	Non-conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	NPM Silmet AS	ESTONIA	Conformant
Tantalum	Power Resources Ltd.	MACEDONIA	Non-conformant
Tantalum	QuantumClean	UNITED STATES	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tantalum	RFH	CHINA	Conformant
Tantalum	Solikamsk	RUSSIAN FED.	Non-conformant
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	TANIOBIS Co., Ltd.	THAILAND	Conformant
Tantalum	TANIOBIS GmbH	GERMANY	Conformant

19

Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Conformant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	Telex Metals	UNITED STATES	Conformant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tin	Alent plc	UNITED STATES	Non-conformant
Tin	Alpha	UNITED STATES	Conformant
Tin	Alpha Metals Korea Ltd.	UNITED STATES	Non-conformant
Tin	Brand IMLI	INDONESIA	Non-conformant
Tin	Brand RBT	INDONESIA	Non-conformant
Tin	Chengfeng Metals Co Pte Ltd	CHINA	Non-conformant
Tin	Chenzhou Yun Xiang mining limited liability company	CHINA	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
Tin	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	China Yunnan Tin Co Ltd.	CHINA	Conformant
Tin	CRM Synergies	SPAIN	Conformant
Tin	CV Tiga Sekawan	INDONESIA	Non-conformant
Tin	CV Venus Inti Perkasa	INDONESIA	Conformant
Tin	Dowa Metaltech Co., Ltd.	JAPAN	Conformant
Tin	Empresa Metalúrgica Vinto	BOLIVIA	Conformant
Tin	Estanho de Rondonia S.A.	BRAZIL	Conformant
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Fenix Metals	POLAND	Conformant
Tin	Funsur Smelter	PERU	Non-conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Non-conformant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
Tin	Hulterworth Smelter	MALAYSIA	Non-conformant
Tin	Ikuno Tin Smelter	JAPAN	Non-conformant
Tin	Indonesian State Tin Corporation Mentok Smelter	INDONESIA	Non-conformant
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Conformant
Tin	Nanshan Tin Co. Ltd.	CHINA	Conformant
Tin	Kai Union Industry and Trade Co., Ltd. (China)	CHINA	Non-conformant

20

Tin	Kundur Smelter	INDONESIA	Non-conformant
Tin	Kundur Smelter	INDONESIA	Non-conformant
Tin	Luna Smelter, Ltd.	RWANDA	Conformant
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Conformant
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
Tin	Melt Metais e Ligas S.A.	BRAZIL	Non-conformant
Tin	Mentok Smelter	INDONESIA	Non-conformant
Tin	Metallic Resources, Inc.	UNITED STATES	Conformant
Tin	Metallo Belgium N.V.	BELGIUM	Non-conformant
Tin	Metallo Spain S.L.U.	SPAIN	Non-conformant
Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	Minsur	PERU	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	Operaciones Metalurgicas S.A.	BOLIVIA	Conformant
Tin	PT Aries Kencana Sejahtera	INDONESIA	Conformant
Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	PT Babel Inti Perkasa	INDONESIA	Conformant
Tin	PT Babel Surya Alam Lestari	INDONESIA	Conformant
Tin	PT Bangka Serumpun	INDONESIA	Conformant
Tin	PT Bukit Timah	INDONESIA	Conformant
Tin	PT Cipta Persada Mulia	INDONESIA	Conformant
Tin	PT Menara Cipta Mulia	INDONESIA	Conformant
Tin	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	PT Mitra Sukses Globalindo	INDONESIA	Conformant
Tin	PT Prima Timah Utama	INDONESIA	Conformant
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	Conformant
Tin	PT Rajawali Rimba Perkasa	INDONESIA	Conformant
Tin	PT Refined Bangka Tin	INDONESIA	Conformant
Tin	PT Sariwiguna Binasentosa	INDONESIA	Conformant
Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
Tin	PT Sukses Inti Makmur	INDONESIA	Conformant
Tin	PT Timah Tbk Kundur	INDONESIA	Conformant

21

Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
Tin	PT Tinindo Inter Nusa	INDONESIA	Non-conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Rui Da Hung	TAIWAN	Conformant
Tin	Soft Metais Ltda.	BRAZIL	Non-conformant
Tin	Super Ligas	BRAZIL	Active
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Conformant
Tin	Thai Solder Industry Corp., Ltd.	THAILAND	Non-conformant
Tin	Thailand Smelting & Refining Co Ltd	THAILAND	Non-conformant
Tin	Thaisarco	THAILAND	Conformant
Tin	The Gejiu cloud new colored electrolytic	CHINA	Non-conformant
Tin	Tin Technology & Refining	UNITED STATES	Conformant
Tin	Toboca/ Paranapenema	BRAZIL	Non-conformant
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	Yunnan Adventure Co., Ltd.	CHINA	Non-conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	Yunnan Geiju Zili Metallurgy Co. Ltd.	CHINA	Non-conformant
Tin	Yunnan Tin Company Limited	CHINA	Conformant
Tin	Yunnan Xi YE	CHINA	Non-conformant
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	Conformant
Tungsten	ACL Metais Eireli	BRAZIL	Non-conformant
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Non-conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	ATI Metalworking Products	UNITED STATES	Non-conformant
Tungsten	Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA	Non-conformant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Non-conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Cronimet Brasil Ltda	BRAZIL	Conformant
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant

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Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	Han River Pelican State Alloy Co., Ltd.	CHINA	Non-conformant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Non-conformant
Tungsten	Hydrometallurg, JSC	RUSSIAN FED.	Non-conformant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FED.	Non-conformant
Tungsten	Kennametal Fallon	UNITED STATES	Conformant
Tungsten	Kennametal Huntsville	UNITED STATES	Conformant
Tungsten	KGETS CO., LTD.	KOREA	Conformant
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Masan High-Tech Materials	VIET NAM	Conformant
Tungsten	Moliren Ltd.	RUSSIAN FED.	Non-conformant
Tungsten	Niagara Refining LLC	UNITED STATES	Conformant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Non-conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	Unecha Refractory metals plant	RUSSIAN FED.	Non-conformant
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conformant
Gold	8853 S.p.A.	ITALY	Non-conformant
Gold	Advanced Chemical Company	UNITED STATES	Conformant
Gold	Agosi AG	GERMANY	Conformant
Gold	AGR (Perth Mint Australia)	AUSTRALIA	Conformant

23

Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	AKITA Seiren	JAPAN	Non-conformant
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Non-conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	Amagasaki Factory, Hyogo Prefecture, Japan	JAPAN	Non-conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Asahi Pretec Corp.	JAPAN	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	AU Traders and Refiners	SOUTH AFRICA	Non-conformant
Gold	Aurubis AG	GERMANY	Conformant
Gold	Bangalore Refinery	INDIA	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden AB	SWEDEN	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Active
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	Cendres + Metaux S.A.	SWITZERLAND	Non-conformant
Gold	Chimet S.p.A.	ITALY	Conformant
Gold	China Henan Zhongyuan Gold Smelter	CHINA	Non-conformant
Gold	China's Shandong Gold Mining Co., Ltd	CHINA	Non-conformant
Gold	Chugai Mining	JAPAN	Conformant
Gold	Do Sung Corporation	KOREA	Conformant
Gold	DODUCO GmbH	GERMANY	Non-conformant
Gold	Dowa Kogyo k.k.	JAPAN	Conformant
Gold	DSC (Do Sung Corporation)	KOREA	Conformant
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Federal State Unitary Enterprise Moscow Special Processing Plant (FSUE MZSS)	RUSSIAN FED.	Non-conformant

24

Gold	Fujian Zijin mining stock company gold smelter	CHINA	Conformant
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Active
Gold	Geib Refining Corporation	UNITED STATES	Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
Gold	HeeSung Metal Ltd.	KOREA	Non-conformant
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Henan Zhongyuan Gold Refinery Co., Ltd.	CHINA	Non-conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant

25